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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ________________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 3, 2005

                Date of Report (Date of earliest event reported)
                        ________________________________

                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                  000-30229                 04-3387074
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 (State or Other Jurisdiction     (Commission              (IRS Employer
      of Incorporation)           File Number)            Identification No.)

                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100

              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

     The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On March 3, 2005, Sonus Networks, Inc. issued a press release reporting its preliminary financial results for the quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 hereto.


Item 9.01. Financial Statements and Exhibits.

       (c)   Exhibits

             The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

             99.1 Press release of Sonus Networks, Inc. dated March 3, 2005 reporting preliminary financial results for the quarter ended December 31, 2004.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 3, 2005                                  SONUS NETWORKS, INC.

                                                     By: /s/ Ellen Richstone
                                                         -----------------------
                                                         Ellen Richstone
                                                         Chief Financial Officer




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                                  Exhibit Index


99.1 Press release of Sonus Networks, Inc. dated March 3, 2005 reporting preliminary financial results for the quarter ended December 31, 2004.